                               BALANCED PORTFOLIO
                                NEUBERGER BERMAN
                           ADVISERS MANAGEMENT TRUST
                                 ANNUAL REPORT
                               DECEMBER 31, 2000

                                                                     A0096 02/01

PORTFOLIO MANAGERS' COMMENTARY
Neuberger Berman Advisers Management Trust                       January 2, 2001
--------------------------------------------------------------------------------
          Balanced Portfolio
   JENNIFER SILVER & BROOKE COBB, TED GIULIANO & CATHERINE WATERWORTH, PORTFOLIO CO-MANAGERS
   In a volatile environment for both stocks and bonds, the portfolio declined 4.55% during the one-year period ending December 31, 2000, while its benchmarks, the Russell Midcap Growth Index and the Merrill Lynch 1-3 Year Treasury Index, turned in -11.75% and 7.99% returns, respectively.(1)
   The equities portion of the portfolio was performing well until Federal Reserve Board interest rate hikes finally caused investors to start worrying about the economy and corporate earnings. Fourth quarter "earnings confession season" brought warnings from some prominent companies that reported results might fall short of expectations. Investors rushed to the exits. Even though our portfolio holdings' earnings were impressive and a very high percentage of holdings met or exceeded consensus earnings expectations in the third quarter, we got caught in the stampede. It was a painful reminder that when investors panic, innocent victims get hurt.
   Judging by the damage sustained by mid-cap growth stocks in the fourth quarter, investors appear to doubt that companies in the earlier stages of the growth cycle can sustain earnings in a slower growth economy. Obviously, not all can, but we believe the vast majority of our picks will "meet or beat" their fourth quarter numbers. We go to great lengths to identify companies with legitimate growth potential. The fact that we owned 25 of the 58 companies admitted to the S&P 500 this year indicates we have done a good job finding mid-sized companies that can become tomorrow's blue chips. We believe the portfolio currently holds many other quality companies that will successfully grow out of their mid-cap clothes in the years ahead.
   This year, our health care investments (22.4% of total equity market value as of December 31, 2000) had the most favorable impact on returns. We focused on companies providing new products and services, most notably biotechnology and genomic companies. This group was volatile, but portfolio companies that delivered on their earnings/ revenue growth promise performed exceptionally well. We believe companies developing effective new health care technologies will continue to excel. Our utilities investments (5.7% of total equity market value), primarily power generating companies, also performed quite well. Power generating capacity remains constrained, and rising demand should continue to translate into excellent earnings growth.
   Although our technology investments (36.3% of total equity market value) penalized performance, we avoided some of the biggest tech trouble spots, most notably the "dot-coms" and personal computer makers. The vast majority of our tech holdings met or exceeded consensus earnings expectations. We believe our tech investments can continue to meet or beat earnings estimates, and in the process, should be treated with considerably more respect going forward.
   The fixed-income portion of the portfolio was hurt by its relative underexposure to U.S. Treasury securities, which benefited greatly from huge U.S. government buybacks. The buybacks caused long-term Treasury yields to decline and the yield curve to invert, distorting relationships between Treasuries and all other sectors. These and other developments resulted in yield spreads at 10-year highs. At the same time, the U.S. Government Agency bond market was hurt by proposed legislation that threatened to end government sponsorship of its major issuers. The corporate sector -- affected by high oil prices, a weak Euro and increasing earnings and a worsening credit picture -- demonstrated enormous volatility.
   The portfolio had a relatively low allocation to Treasuries (6.1% of total net assets) in favor of significant weightings of higher yielding assets such as corporates, agencies and mortgage-backed securities (17.0%, 4.2% and 7.9% of total net assets, respectively). Because of this weighting, the bond holdings of the portfolio did not perform as well as their all-Treasury benchmark. The portfolio also had small positions in high-yield securities and international bonds throughout the year, which were especially poor performers in 2000.

   But disappointments very often lead to opportunities, and this was the case again in 2000. Most of the underperformance occurred in the first half of the year. In the second half, the bond portfolio began to rebound relative to its benchmark. We believe that the rebound will continue in 2001, given the Federal Reserve Board's current bias towards further short-term rate cuts (following its 50 basis point cut on January 3, 2001).
   We also believe that the portfolio is well positioned to take advantage of this more positive rate environment, because we expect Treasuries, which currently look like very expensive securities with yields around 5%, will be the laggards in 2001.
   At Neuberger Berman, we take pride in our contrarian approach. Whether an old or new economy dominates, our responsibility is to deliver competitive returns -- while protecting your principal. In the year ahead, we intend to continue to add value -- identifying undervalued securities in the most fundamentally attractive sectors, while managing risk. We are confident that these remain the best tools to enhance income from the assets you have entrusted to us to preserve.

Sincerely,

/s/ Jennifer Silver     /s/ Brooke Cobb         /s/ Theodore P. Giuliano
Jennifer Silver         Brooke Cobb             Ted Giuliano
PORTFOLIO CO-MANAGER    PORTFOLIO CO-MANAGER    PORTFOLIO CO-MANAGER

/s/ Catherine Waterworth
Catherine Waterworth
PORTFOLIO CO-MANAGER

(1) -4.55%, 12.80%, and 11.91% were the average annual total returns for the 1-, 5-, and 10-year for periods ended December 31, 2000. Neuberger Berman Management Inc. ("NBMI") has agreed to absorb certain expenses of the AMT Portfolios. Without this arrangement, which is subject to change, the total returns of the Portfolios would be less. Total return includes reinvestment of dividends and capital gain distributions. Performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that the shares, when redeemed, may be worth more or less than their original cost. The performance information does not reflect fees and expenses charged under the variable insurance contracts.

The Russell Midcap-Registered Trademark- Growth Index measures the performance of those Russell Midcap-Registered Trademark- Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000-Registered Trademark- Index, which represents approximately 26% of the total market capitalization of the Russell 1000 Index (which, in turn, consists of the 1,000 largest U.S. companies, based on market capitalization). The Merrill Lynch 1-3 Year Treasury Index is an unmanaged total return market value index consisting of all coupon-bearing U.S. Treasury publicly placed debt securities with maturities between 1 to 3 years.

Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest in any index. Data about the performance of these indices are prepared or obtained by NBMI and include reinvestment of all dividends and capital gain distributions. The Portfolio may invest in many securities not included in the above-described indices.

The investments for the Portfolio are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual funds.

The composition, industries and holdings of the Portfolio are subject to change.

Shares of the separate Portfolios of Neuberger Berman Advisers Management Trust are sold only through the currently effective prospectus and are not available to the general public. Shares of the Portfolios may be purchased only by life insurance companies to be used with their separate accounts which fund variable annuity and variable life insurance policies and are also available as an underlying investment fund for certain qualified retirement plans.

COMPARISON OF A $10,000 INVESTMENT
Neuberger Berman Advisers Management Trust                     December 31, 2000
--------------------------------------------------------------------------------
          Balanced Portfolio

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                   MERRILL LYNCH
      BALANCED   1-3 YEAR TREASURY  RUSSELL MIDCAP
      PORTFOLIO        INDEX            GROWTH      S&P 500
1990    $10,000            $10,000         $10,000  $10,000
1991    $12,268            $11,168         $14,703  $13,040
1992    $13,256            $11,872         $15,984  $14,032
1993    $14,112            $12,514         $17,773  $15,443
1994    $13,638            $12,585         $17,389  $15,646
1995    $16,878            $13,969         $23,297  $21,519
1996    $18,040            $14,665         $27,368  $26,457
1997    $21,549            $15,641         $33,538  $35,280
1998    $24,174            $16,735         $39,529  $45,362
1999    $32,287            $17,248         $59,804  $54,905
2000    $30,818            $18,627         $52,778  $49,908

AVERAGE ANNUAL TOTAL RETURN(1)
                                             MERRILL LYNCH
                                BALANCED   1-3 YEAR TREASURY  RUSSELL MIDCAP-REGISTERED TRADEMARK-
                                PORTFOLIO      INDEX(2)                    GROWTH(2)                S&P 500(2)
1 YEAR                             -4.55%              7.99%                               -11.75%      -9.10%
5 YEAR                             12.80%              5.92%                                17.77%      18.32%
10 YEAR                            11.91%              6.42%                                18.10%      17.44%
LIFE OF FUND                       11.56%              7.09%                                16.75%      16.54%

   Neuberger Berman Advisers Management Trust Balanced Portfolio (the "Fund") commenced operations on 2/28/89.

1. "Total Return" includes reinvestment of all dividends and distributions. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

2. The Merrill Lynch 1-3 Year Treasury Index is an unmanaged total return market value index consisting of all coupon-bearing U.S. Treasury publicly placed debt securities with maturities between 1 to 3 years. The Russell Midcap Growth Index measures the performance of those Russell Midcap-Registered Trademark- Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index measures the performance of those 800 smallest companies in the Russell 1000-Registered Trademark- Index, which represents approximately 24% of the total market capitalization of the Russell 1000 Index (which, in turn, consists of the 1,000 largest U.S. companies, based on market capitalization). The S&P 500 Index is widely regarded as the standard for measuring large-cap U.S. stock performance and includes a representative sample of leading companies in leading industries. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by Neuberger Berman Management Inc. and include reinvestment of all dividends and distributions. The Fund may invest in many securities not included in the above-described indices.

Performance data are historical and include changes in share price and reinvestment of dividends and distributions. Performance numbers are net of all Fund operating expenses, but do not include any insurance charges or other expenses imposed by your insurance company's variable annuity or variable life insurance policy. Qualified Plans that are direct shareholders of the Fund are not affected by insurance charges and related expenses. If this performance information included the effect of the insurance charges and other expenses, performance numbers would be lower.

SCHEDULE OF INVESTMENTS
Neuberger Berman Advisers Management Trust                     December 31, 2000

--------------------------------------------------------------------------------
          Balanced Portfolio

       Number                                             Market
      of Shares                                          Value(1)
---------------------                                   -----------
                       COMMON STOCKS (57.8%)
BUSINESS SERVICES -- IT BUSINESS SERVICES (3.5%)
         12,300        Acxiom Corp.                     $   478,931(2)
         11,600        Amdocs Ltd.                          768,500(2)
         41,900        Concord EFS                        1,840,981(2)
         19,000        CSG Systems International            891,813(2)
         11,300        Fiserv, Inc.                         536,044(2)
         14,700        Interpublic Group of Companies       625,669
                                                        -----------
                                                          5,141,938
                                                        -----------
COMMUNICATIONS EQUIPMENT (1.7%)
          7,700        Comverse Technology                  836,413(2)
         19,500        Openwave Systems                     934,781(2)
         18,900        Redback Networks                     774,900(2)
                                                        -----------
                                                          2,546,094
                                                        -----------
COMMUNICATION SERVICES (2.1%)
         18,125        Digex, Inc.                          407,813(2)
         83,900        McLeodUSA Inc.                     1,185,087(2)
         29,200        Metromedia Fiber Network             295,650(2)
         23,000        Symbol Technologies                  828,000
         32,200        WinStar Communications               376,338(2)
                                                        -----------
                                                          3,092,888
                                                        -----------
COMPUTER RELATED (1.4%)
         21,600        Brocade Communications Systems     1,983,150(2)
                                                        -----------
COMPUTERS & SYSTEMS (2.6%)
         41,400        Flextronics International          1,179,900(2)
         28,200        Jabil Circuit                        715,575(2)
         25,100        Sanmina Corp.                      1,923,288(2)
                                                        -----------
                                                          3,818,763
                                                        -----------

       Number                                             Market
      of Shares                                          Value(1)
---------------------                                   -----------
CONSUMER CYCLICAL -- LEISURE & CONSUMER SERVICE (1.4%)
          9,700        Apollo Group                     $   477,119(2)
         11,200        Four Seasons Hotels                  712,600
         23,000        Harley-Davidson                      914,250
                                                        -----------
                                                          2,103,969
                                                        -----------
ELECTRICAL (0.9%)
         22,400        Palm, Inc.                           634,200(2)
         17,300        Power-One                            680,106(2)
                                                        -----------
                                                          1,314,306
                                                        -----------
ENERGY (7.3%)
         29,304        Anadarko Petroleum                 2,082,928
         58,600        Calpine Corp.                      2,640,662(2)
         19,100        Capstone Turbine                     534,800
         23,100        Dynegy Inc.                        1,295,044
         36,900        Orion Power Holdings                 908,663(2)
         54,400        Rowan Cos.                         1,468,800(2)
         24,100        Talisman Energy                      893,206(2)
         19,200        Weatherford International            907,200
                                                        -----------
                                                         10,731,303
                                                        -----------
FINANCE (3.3%)
         20,400        Affiliated Managers Group          1,119,450(2)
         11,400        Capital One Financial                750,263
         11,500        Countrywide Credit Industries        577,875
         13,500        Legg Mason                           735,750
         28,900        Providian Financial                1,661,750
                                                        -----------
                                                          4,845,088
                                                        -----------
FINANCIAL SERVICES (0.6%)
         21,900        Ace, Ltd                             929,381
                                                        -----------
HEALTH CARE (13.5%)
         23,600        ALZA Corp.                         1,003,000(2)
         18,800        Applera Corp. -- Applied
                       Biosystems Group                   1,768,375(2)

Neuberger Berman Advisers Management Trust                     December 31, 2000

--------------------------------------------------------------------------------

          Balanced Portfolio

       Number                                             Market
      of Shares                                          Value(1)
---------------------                                   -----------
         22,600        Celgene Corp.                    $   734,500(2)
         14,000        Express Scripts                    1,431,500(2)
         11,900        Forest Laboratories                1,581,212(2)
         40,800        Health Management Associates         846,600(2)
         52,900        HEALTHSOUTH Corp.                    862,931(2)
         13,600        Human Genome Sciences                942,650(2)
          7,600        IDEC Pharmaceuticals               1,440,675(2)
         21,900        ImClone Systems                      963,600(2)
         25,700        IMS Health                           693,900
         26,100        IVAX Corp.                           999,630(2)
         22,500        MedImmune, Inc.                    1,072,969(2)
         27,000        Millennium Pharmaceuticals         1,670,625(2)
         14,200        MiniMed Inc.                         596,844(2)
         15,600        Oxford Health Plans                  616,200(2)
         11,000        Quest Diagnostics                  1,562,000(2)
         13,600        Trigon Healthcare                  1,058,250(2)
                                                        -----------
                                                         19,845,461
                                                        -----------
INSTRUMENTS (2.8%)
         54,300        Tektronix, Inc.                    1,829,231
         17,800        Thermo Electron                      529,550(2)
         22,000        Waters Corp.                       1,837,000(2)
                                                        -----------
                                                          4,195,781
                                                        -----------
INSURANCE (0.7%)
         11,500        XL Capital                         1,004,813
                                                        -----------
INTERNET (3.4%)
         24,650        CacheFlow Inc.                       420,591(2)
         33,200        Commerce One                         840,375(2)
         15,900        Interwoven, Inc.                   1,048,406(2)
         44,600        Intuit Inc.                        1,758,912(2)
         29,400        PurchasePro.com                      514,500(2)
          8,500        TIBCO Software                       407,469(2)
                                                        -----------
                                                          4,990,253
                                                        -----------

       Number                                             Market
      of Shares                                          Value(1)
---------------------                                   -----------
MEDIA (3.4%)
         65,900        Charter Communications           $ 1,495,106(2)
         22,825        NTL Inc.                             546,373(2)
         35,400        Univision Communications           1,449,188(2)
         80,500        Westwood One                       1,554,656(2)
                                                        -----------
                                                          5,045,323
                                                        -----------
RETAIL (0.9%)
         26,000        Dollar Tree Stores                   637,000(2)
         15,500        Starbucks Corp.                      685,875(2)
                                                        -----------
                                                          1,322,875
                                                        -----------
SEMICONDUCTORS (3.3%)
         22,500        Applied Micro Circuits             1,688,555(2)
         59,200        Intersil Holding                   1,357,900(2)
         14,700        TranSwitch Corp.                     575,137(2)
         23,700        Vitesse Semiconductor              1,310,906(2)
                                                        -----------
                                                          4,932,498
                                                        -----------
SOFTWARE (5.0%)
         17,400        Art Technology Group                 531,788(2)
         17,800        BEA Systems                        1,198,162(2)
         17,550        Mercury Interactive                1,583,887(2)
         19,300        Micromuse Inc.                     1,164,936(2)
         39,800        Rational Software                  1,549,712(2)
         35,000        RealNetworks                         304,063(2)
         61,100        Vignette Corp.                     1,099,800(2)
                                                        -----------
                                                          7,432,348
                                                        -----------
                       TOTAL COMMON STOCKS
                       (COST $84,666,614)                85,276,232
                                                        -----------

Neuberger Berman Advisers Management Trust                     December 31, 2000

--------------------------------------------------------------------------------

          Balanced Portfolio

      Principal                                               Rating(3)             Market
       Amount                                            Moody's       S&P         Value(1)
---------------------                                    --------    --------    ------------
                       U.S. TREASURY SECURITIES
                       (6.1%)
     $  100,000        U.S. Treasury Notes, 5.875%,
                       due 10/31/01                        TSY         TSY       $    100,228
      1,280,000        U.S. Treasury Notes, 6.50%,
                       due 3/31/02                         TSY         TSY          1,296,148
         40,000        U.S. Treasury Notes, 5.50%,
                       due 3/31/03                         TSY         TSY             40,311
      3,285,000        U.S. Treasury Notes, 5.50%,
                       due 5/31/03                         TSY         TSY          3,312,062
      3,675,000        U.S. Treasury Notes, 5.75%,
                       due 8/15/03                         TSY         TSY          3,729,548
        603,829        U.S. Treasury
                       Inflation-Indexed Notes,
                       3.375%, due 1/15/07                 TSY         TSY            592,601
                                                                                 ------------
                       TOTAL U.S. TREASURY SECURITIES
                       (COST $8,793,555)                                            9,070,898
                                                                                 ------------
                       U.S. GOVERNMENT AGENCY
                       SECURITIES (4.2%)
        335,000        Federal Farm Credit Bank,
                       Global Bonds, 6.75%,
                       due 9/3/02                          AGY         AGY            340,981
      3,000,000        Fannie Mae, Notes, 6.25%,
                       due 11/15/02                        AGY         AGY          3,034,428
      2,300,000        Fannie Mae, Notes, 5.75%,
                       due 4/15/03                         AGY         AGY          2,307,942
        495,000        Freddie Mac, Notes, 5.75%,
                       due 7/15/03                         AGY         AGY            496,840
                                                                                 ------------
                       TOTAL U.S. GOVERNMENT AGENCY
                       SECURITIES (COST $6,082,168)                                 6,180,191
                                                                                 ------------
                       MORTGAGE-BACKED SECURITIES
                       (7.9%)
        359,321        PNC Mortgage Securities Corp.,
                       Pass-Through Certificates,
                       Ser. 1999-1, Class 1B4,
                       6.25%, due 2/25/29                 BB(4)                       258,262(5)
        491,450        GE Capital Mortgage Services,
                       Inc., REMIC Pass-Through
                       Certificates, Ser. 1999-11,
                       Class B3, 6.50%, due 7/25/29       BB(4)                       375,940(5)
        195,000        Morgan Stanley Capital I Inc.,
                       Commercial Mortgage
                       Pass-Through Certificates,
                       Ser. 1998-HF2, 6.01%,
                       due 11/15/30                       BB(4)                       144,936(5)
FANNIE MAE
        778,952        Pass-Through Certificates,
                       7.00%, due 6/1/11                   AGY         AGY            791,975
      2,655,104        Pass-Through Certificates,
                       6.50%, due 5/1/13-12/1/14           AGY         AGY          2,654,375
      2,020,000        Pass-Through Certificates,
                       6.50%, TBA, 15 Year Maturity        AGY         AGY          2,040,558
      2,120,000        Pass-Through Certificates,
                       7.00%, TBA, 15 Year Maturity        AGY         AGY          2,119,050
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
      1,749,999        Pass-Through Certificates,
                       7.00%, due 11/15/28                 AGY         AGY          1,758,576
      1,550,600        Pass-Through Certificates,
                       8.00%, due 7/15/30                  AGY         AGY          1,588,820
                                                                                 ------------
                       TOTAL MORTGAGE-BACKED
                       SECURITIES (COST $11,616,135)                               11,732,492
                                                                                 ------------
                       ASSET-BACKED SECURITIES (3.7%)
        310,000        Honda Auto Lease Trust,
                       Ser. 1999-A, Class A4, 6.45%,
                       due 9/16/02                         Aaa         AAA            310,702
         45,484        Navistar Financial Owner
                       Trust, Ser. 1996-B,
                       Class A-3, 6.33%, due 4/21/03       Aaa         AAA             45,488
        700,000        BMW Vehicle Lease,
                       Ser. 2000-A, Class A3, 6.64%,
                       due 5/25/03                         Aaa         AAA            709,078

Neuberger Berman Advisers Management Trust                     December 31, 2000

--------------------------------------------------------------------------------

          Balanced Portfolio

      Principal                                               Rating(3)             Market
       Amount                                            Moody's       S&P         Value(1)
---------------------                                    --------    --------    ------------
     $   82,621        Chevy Chase Auto Receivables
                       Trust, Ser. 1996-2, Class A,
                       5.90%, due 7/15/03                  Aaa         AAA       $     82,451
        570,000        Capital Auto Receivables Asset
                       Trust, Ser. 2000-1, Class A3,
                       6.96%, due 11/17/03                 Aaa         AAA            574,309
        140,000        DaimlerChrysler Auto Trust,
                       Auto Loan Certificates,
                       Ser. 2000-A, Class A3, 7.09%,
                       due 12/6/03                         Aaa         AAA            142,223
      1,350,000        Ford Credit Auto Owner Trust,
                       Ser. 2000-C, Class A4, 7.24%,
                       due 2/15/04                         Aaa         AAA          1,378,250
        970,000        Nissan Auto Receivables Owner
                       Trust, Ser. 2000-B, Class A3,
                       7.25%, due 4/15/04                  Aaa         AAA            990,612
        750,000        Ford Credit Auto Owner Trust,
                       Ser. 2000-E, Class A4, 6.74%,
                       due 6/15/04                         Aaa         AAA            761,931
        500,000        DaimlerChrysler Auto Trust,
                       Ser. 2000-C, Class A-3, 6.82%,
                       due 9/6/04                          Aaa         AAA            509,309
                                                                                 ------------
                       TOTAL ASSET-BACKED SECURITIES
                       (COST $5,415,214)                                            5,504,353
                                                                                 ------------
                       BANKS & FINANCIAL INSTITUTIONS
                       (6.3%)
        485,000        Dime Bancorp, Inc., Senior
                       Notes, 6.375%, due 1/30/01          Ba1         BBB-           484,586
      1,420,000        Capital One Bank, Bank Notes,
                       5.95%, due 2/15/01                  Baa2        BBB-         1,418,701
        400,000        Morgan Stanley, Dean Witter, &
                       Co., Global Medium-Term Notes,
                       Ser. C, 6.09%, due 3/9/01           Aa3         AA-            399,356
        690,000        Household Finance Corp.,
                       Senior Medium-Term Notes,
                       6.06%, due 5/14/01                   A2          A             689,209
        285,000        Dime Bancorp, Inc., Senior
                       Notes, 7.00%, due 7/25/01           Ba1         BBB-           284,042
        300,000        MBNA America Bank,
                       Subordinated Notes, 7.25%,
                       due 9/15/02                         Baa2        BBB            302,866
        200,000        Reliant Energy Finance Co.,
                       Notes, 7.40%, due 11/15/02          Baa1        BBB            201,414(5)
        485,000        Dime Bancorp, Inc., Senior
                       Notes, 9.00%, due 12/19/02          Ba1         BBB-           487,756
        370,000        Merrill Lynch & Co., Inc.,
                       Notes, 6.00%, due 2/12/03           Aa3         AA-            368,299
        565,000        Bear Stearns Cos., Inc.,
                       Notes, 6.20%, due 3/30/03            A2          A             559,693
        600,000        International Lease Finance
                       Corp., Medium-Term Notes,
                       7.30%, due 4/28/03                   A1         AA-            612,603
        400,000        Heller Financial Inc., Notes,
                       7.875%, due 5/15/03                  A3          A-            409,402
        680,000        Lehman Brothers Holdings,
                       Inc., Medium-Term Notes,
                       Ser. E, 7.00%, due 5/15/03           A2          A             685,370
        580,000        Household Finance Corp.,
                       Notes, 7.00%, due 8/1/03             A2          A             587,083
        500,000        Paine Webber Group, Inc.,
                       Notes, 6.45%, due 12/1/03           Aa1         AA+            503,239
        480,000        Morgan Stanley, Dean Witter, &
                       Co., Global Notes, 5.625%,
                       due 1/20/04                         Aa3         AA-            470,398
        335,000        Caterpillar Financial Services
                       Corp., Notes, 6.875%,
                       due 8/1/04                           A2          A+            339,430
        235,000        Morgan Stanley, Dean Witter, &
                       Co., Notes, 7.75%,
                       due 6/15/05                         Aa3         AA-            246,937
        190,000        Bank United Corp., Medium-Term
                       Notes, Ser. A, 8.00%,
                       due 3/15/09                         Ba2         BBB-           190,022
                                                                                 ------------
                       TOTAL BANKS & FINANCIAL
                       INSTITUTIONS (COST $9,091,680)                               9,240,406
                                                                                 ------------
                       CORPORATE DEBT SECURITIES
                       (10.7%)
        200,000        Waste Management, Inc., Notes,
                       7.125%, due 6/15/01                 Ba1         BBB            199,356
        275,000        Tyco International Group S.A.,
                       Notes, 6.125%, due 6/15/01          Baa1         A-            273,938

Neuberger Berman Advisers Management Trust                     December 31, 2000

--------------------------------------------------------------------------------

          Balanced Portfolio

      Principal                                               Rating(3)             Market
       Amount                                            Moody's       S&P         Value(1)
---------------------                                    --------    --------    ------------
     $  325,000        CMS Energy Corp., Senior
                       Notes, 8.00%, due 7/1/01            Ba3          BB       $    323,972
        100,000        Telecom Argentina Stet-France
                       S.A., Medium-Term Notes,
                       9.75%, due 7/12/01                   B1         BBB-           100,250(5)
        520,000        Colonial Realty Limited
                       Partnership, Senior Notes,
                       7.50%, due 7/15/01                  Baa3        BBB-           519,733
        230,000        USA Waste Services, Inc.,
                       Senior Notes, 6.125%,
                       due 7/15/01                         Ba1         BBB            227,872
        400,000        Cox Communications, Inc.,
                       Notes, 7.00%, due 8/15/01           Baa2        BBB            399,072
        655,000        Texas Utilities Co., Notes,
                       5.94%, due 10/15/01                 Baa3        BBB            651,802
        500,000        Tyco International Ltd.,
                       Notes, 6.50%, due 11/1/01            A3          A-            500,394
        401,000        Marlin Water Trust, Senior
                       Secured Notes, 7.09%,
                       due 12/15/01                        Baa1        BBB            401,643(5)
        755,000        ICI Wilmington, Inc.,
                       Guaranteed Notes, 7.50%,
                       due 1/15/02                         Baa2        BBB+           755,266
        570,000        Xerox Capital (Europe) Plc,
                       Notes, 5.75%, due 5/15/02           Ba1         BBB-           401,355
        595,000        Sprint Capital Corp.,
                       Medium-Term Notes, 7.625%,
                       due 6/10/02                         Baa1        BBB+           602,411
        890,000        General Motors Acceptance
                       Corp., Medium-Term Notes,
                       6.30%, due 7/8/02                    A2          A             890,309
        195,000        Comdisco, Senior Notes, 7.25%,
                       due 9/1/02                          Baa2        BBB            156,000
        470,000        Fort James Corp., Senior
                       Notes, 6.50%, due 9/15/02           Baa3        BBB-           454,933
        655,000        Commercial Credit Co., Notes,
                       6.375%, due 9/15/02                 Aa3         AA-            657,719
        490,000        Conseco, Inc., Notes, 8.50%,
                       due 10/15/02                         B1         BB-            426,300
        300,000        Valero Energy, Notes, 6.75%,
                       due 12/15/02                        Baa3        BBB-           297,064(5)
        275,000        American Standard, Inc.,
                       Senior Notes, 7.125%,
                       due 2/15/03                         Ba2         BB+            268,813
        525,000        CIT Group, Inc., Notes,
                       7.375%, due 3/15/03                  A1          A+            530,950
        245,000        Cox Radio, Inc., Notes, 6.25%,
                       due 5/15/03                         Baa2        BBB            242,608
        250,000        Ford Motor Credit Co., 7.50%,
                       due 6/15/03                          A2          A             255,232
        600,000        Union Carbide Corp., Senior
                       Notes, 6.25%, due 6/15/03           Baa2        BBB            595,365
        400,000        Comdisco, Inc., Senior Notes,
                       9.50%, due 8/15/03                  Baa2        BBB            312,000
        400,000        Core-Mark International, Inc.,
                       Senior Subordinated Notes,
                       11.375%, due 9/15/03                 B3          B             381,000
        500,000        Unilever Capital Corp., Senior
                       Notes, 6.75%, due 11/1/03            A1          A+            508,985
        320,000        Associates Corporation of
                       North America, Senior Notes,
                       5.75%, due 11/1/03                  Aa3         AA-            315,677
        400,000        General Electric Capital
                       Corp., Notes, 6.81%,
                       due 11/3/03                         Aaa         AAA            408,557
        160,000        Loomis Fargo & Co., Senior
                       Subordinated Notes, 10.00%,
                       due 1/15/04                          B3          B             152,800
        268,620        PDVSA Finance Ltd., Notes,
                       8.75%, due 2/15/04                  Baa1                       270,718
        250,000        Hartford Life, Inc., Notes,
                       6.90%, due 6/15/04                   A2          A             253,308
        500,000        Wells Fargo & Co., Notes,
                       6.625%, due 7/15/04                 Aa2          A+            506,940
        170,000        EOP Operating Limited
                       Partnership, Notes, 6.625%,
                       due 2/15/05                         Baa1        BBB+           167,999
        950,000        Heritage Media Corp., Senior
                       Subordinated Notes, 8.75%,
                       due 2/15/06                         Ba3         BB+            921,500
        100,000        Calpine Corp., Senior Notes,
                       7.625%, due 4/15/06                Ba1(6)      BB+(6)           96,000
        300,000        Gulf Canada Resources Ltd.,
                       Senior Notes, 8.35%,
                       due 8/1/06                          Baa3        BBB-           304,500

Neuberger Berman Advisers Management Trust                     December 31, 2000

--------------------------------------------------------------------------------

          Balanced Portfolio

      Principal                                               Rating(3)             Market
       Amount                                            Moody's       S&P         Value(1)
---------------------                                    --------    --------    ------------
     $  500,000        Time Warner Inc., Notes,
                       8.11%, due 8/15/06                  Baa1        BBB       $    530,422
         45,000        Newport News Shipbuilding
                       Inc., Senior Subordinated
                       Notes, 9.25%, due 12/1/06           Ba3          B+             45,675
        400,000        Interpool, Inc., Notes, 7.20%,
                       due 8/1/07                         B1(7)       BB+(7)          299,776
        160,000        Thiokol Corp., Senior Notes,
                       6.625%, due 3/1/08                   A3          A+            158,913
                                                                                 ------------
                       TOTAL CORPORATE DEBT
                       SECURITIES (COST $16,053,514)                               15,767,127
                                                                                 ------------
                       FOREIGN GOVERNMENT SECURITIES
                       (0.3%)
        540,000        Republic of Argentina,
                       Floating Rate Notes, 7.625%,
                       due 3/31/05  (COST $517,868)         B1         BB-            489,888
                                                                                 ------------
                       REPURCHASE AGREEMENT (2.2%)
      3,219,000        State Street Bank and Trust
                       Co. Repurchase Agreement,
                       6.35%, due 1/2/01, dated
                       12/29/00, Maturity Value
                       $3,221,271, Collateralized by
                       $3,245,000 FHLB, 6.315%,
                       due 8/24/01 (Collateral Value
                       $3,321,212) (COST $3,219,000)                                3,219,000(8)
                                                                                 ------------
                       SHORT-TERM INVESTMENTS (2.6%)
      3,792,261        N & B Securities Lending
                       Quality Fund, LLC (COST
                       $3,792,261)                                                  3,792,261(8)
                                                                                 ------------
                       TOTAL INVESTMENTS (101.8%)
                       (COST $149,248,009)                                        150,272,848(9)
                       Liabilities, less cash,
                       receivables and other assets
                       [(1.8%)]                                                    (2,684,228)
                                                                                 ------------
                       TOTAL NET ASSETS (100.0%)                                 $147,588,620
                                                                                 ------------

SEE NOTES TO SCHEDULE OF INVESTMENTS

NOTES TO SCHEDULE OF INVESTMENTS
Neuberger Berman Advisers Management Trust                     December 31, 2000
--------------------------------------------------------------------------------
          Balanced Portfolio
1) Investments in equity securities are valued at the latest sales price; securities for which no sales were reported, unless otherwise noted, are valued at the mean between the closing bid and asked prices. Investments in debt securities are valued daily by obtaining bid price quotations from independent pricing services on selected securities available in each service's data base. For all other securities requiring daily quotations, bid prices are obtained from principal market makers in those securities or, if quotations are not available, by a method the trustees of the Trust believe accurately reflects fair value. Foreign security prices are furnished by independent quotation services expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using current exchange rates. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.
2) Non-income producing security.
3) Credit ratings are unaudited.
4) Not rated by Moody's; the rating shown is from Fitch Investors Services, Inc.
5) Security exempt from registration under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers under Rule 144A. At December 31, 2000, these securities amounted to $1,779,509 or 1.2% of net assets.
6) Rated BBB- by Fitch Investors Services, Inc.
7) Rated BBB by Fitch Investors Services, Inc.
8) At cost, which approximates market value.
9) At December 31, 2000, the cost of investments for U.S. Federal income tax purposes was $149,445,393. Gross unrealized appreciation of investments was $18,863,297 and gross unrealized depreciation of investments was $18,035,842, resulting in net unrealized appreciation of $827,455, based on cost for U.S. Federal income tax purposes.

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
Neuberger Berman Advisers Management Trust
--------------------------------------------------------------------------------
          Balanced Portfolio

                                                    December 31,
                                                        2000
                                                    -------------
ASSETS
      Investments in securities, at market value
       (Cost $149,248,009) (Note A) -- see
       Schedule of Investments                      $150,272,848
      Cash                                                 4,896
      Receivable for securities sold                   4,174,550
      Dividends and interest receivable                  845,438
      Receivable for Fund shares sold                    625,381
      Prepaid expenses and other assets                   11,773
                                                    -------------
                                                     155,934,886
                                                    -------------
LIABILITIES
      Payable for securities purchased                 4,166,622
      Payable for collateral on securities loaned
       (Note A)                                        3,792,261
      Accrued expenses and other payables                172,134
      Payable for Fund shares redeemed                   111,757
      Payable to investment manager (Note B)              66,965
      Payable to administrator (Note B)                   36,527
                                                    -------------
                                                       8,346,266
                                                    -------------
NET ASSETS at value                                 $147,588,620
                                                    -------------

NET ASSETS consist of:
      Par value                                     $      8,539
      Paid-in capital in excess of par value         103,525,292
      Accumulated undistributed net investment
       income                                          2,318,566
      Accumulated net realized gain on investments    40,711,384
      Net unrealized appreciation in value of
       investment securities                           1,024,839
                                                    -------------
NET ASSETS at value                                 $147,588,620
                                                    -------------

SHARES OUTSTANDING
      ($.001 par value; unlimited shares
       authorized)                                     8,538,619
                                                    -------------

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER
  SHARE                                                   $17.28
                                                    -------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Neuberger Berman Advisers Management Trust
--------------------------------------------------------------------------------
          Balanced Portfolio

                                                       For the
                                                         Year
                                                        Ended
                                                     December 31,
                                                         2000
                                                     ------------
INVESTMENT INCOME
    Income:
      Interest income                                $  4,110,895
      Dividend income                                      59,272
      Foreign taxes withheld (Note A)                        (102)
                                                     ------------
        Total income                                    4,170,065
                                                     ------------
    Expenses:
      Investment management fee (Note B)                  920,110
      Administration fee (Note B)                         501,793
      Custodian fees (Note B)                             114,886
      Shareholder reports                                  56,377
      Legal fees                                           15,928
      Shareholder servicing agent fees                     15,305
      Trustees' fees and expenses                          13,724
      Registration and filing fees                         12,705
      Auditing fees                                         8,847
      Amortization of deferred organization and
       initial offering expenses (Note A)                   3,439
      Miscellaneous                                         5,630
                                                     ------------
        Total expenses                                  1,668,744
      Expenses reduced by custodian fee expense
       offset arrangement (Note B)                         (2,177)
                                                     ------------
        Total net expenses                              1,666,567
                                                     ------------
        Net investment income                           2,503,498
                                                     ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
    Net realized gain on investment securities
     sold                                              41,234,247
    Net realized loss on foreign currency
     transactions (Note A)                               (155,232)
    Change in net unrealized appreciation
     (depreciation) of investment securities,
     translation of assets and liabilities in
     foreign currencies, and foreign currency
     contracts (Note A)                               (52,580,935)
                                                     ------------
        Net loss on investments                       (11,501,920)
                                                     ------------
        Net decrease in net assets resulting from
        operations                                   $ (8,998,422)
                                                     ------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF CHANGES IN NET ASSETS
Neuberger Berman Advisers Management Trust
--------------------------------------------------------------------------------
          Balanced Portfolio

                                                     Year
                                                    Ended
                                                 December 31,
                                              2000          1999
                                          --------------------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
    Net investment income                 $  2,503,498  $  2,689,294
    Net realized gain on investments        41,079,015    21,114,440
    Change in net unrealized
     appreciation (depreciation) of
     investments                           (52,580,935)   26,777,486
                                          --------------------------
    Net increase (decrease) in net
     assets resulting from operations       (8,998,422)   50,581,220
                                          --------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                   (2,681,793)   (2,903,804)
    Net realized gain on investments       (21,236,907)   (4,301,933)
                                          --------------------------
    Total distributions to shareholders    (23,918,700)   (7,205,737)
                                          --------------------------
FROM FUND SHARE TRANSACTIONS:
    Proceeds from shares sold               47,053,779    12,086,315
    Proceeds from reinvestment of
     dividends and distributions            23,918,700     7,205,737
    Payments for shares redeemed           (55,785,410)  (74,931,759)
                                          --------------------------
    Net increase (decrease) from Fund
     share transactions                     15,187,069   (55,639,707)
                                          --------------------------
NET DECREASE IN NET ASSETS                 (17,730,053)  (12,264,224)
NET ASSETS:
    Beginning of year                      165,318,673   177,582,897
                                          --------------------------
    End of year                           $147,588,620  $165,318,673
                                          --------------------------
    Accumulated undistributed net
     investment income at end of year     $  2,318,566  $  2,663,878
                                          --------------------------

NUMBER OF FUND SHARES:
    Sold                                     2,316,372       748,782
    Issued on reinvestment of dividends
     and distributions                       1,115,610       481,024
    Redeemed                                (2,805,793)   (4,186,097)
                                          --------------------------
    Net increase (decrease) in shares
     outstanding                               626,189    (2,956,291)
                                          --------------------------

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS
Neuberger Berman Advisers Management Trust                     December 31, 2000
--------------------------------------------------------------------------------
          Balanced Portfolio

NOTE A -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
1) GENERAL: Balanced Portfolio (the "Fund") is a separate operating series of Neuberger Berman Advisers Management Trust (the "Trust"), a Delaware business trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of eight separate operating series (the "Funds"). The Trust is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended, and its shares are registered under the Securities Act of 1933, as amended. The trustees of the Trust may establish additional series or classes of shares without the approval of shareholders.
      The assets of each fund belong only to that fund, and the liabilities of each fund are borne solely by that fund and no other.
      Prior to May 1, 2000, the Fund was part of a master/feeder structure, investing all of its net investable assets in AMT Balanced Investments, a series of Advisers Managers Trust. Effective May 1, 2000, the Fund converted to a conventional fund structure. The Fund redeemed its investment in AMT Balanced Investments in return for delivery of the portfolio securities, at current net asset value, subject to the liabilities of AMT Balanced Investments.
2) PORTFOLIO VALUATION: Investment securities are valued as indicated in the notes following the Schedule of Investments.
3) FOREIGN CURRENCY TRANSLATION: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange of such currency against the U.S. dollar to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions.
4) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions are recorded on the basis of identified cost.
5) FORWARD FOREIGN CURRENCY CONTRACTS: The Fund may enter into forward foreign currency contracts ("contracts") in connection with planned purchases or sales of securities to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. The gain or loss arising from the difference between the original contract price and the closing price of such contract is included in net realized gains or losses on foreign currency transactions. Fluctuations in the value of forward foreign currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund. The Fund has no specific limitation on the percentage of assets which may be committed to these types of contracts. The Fund could be exposed to risks if a counterparty to a

Neuberger Berman Advisers Management Trust                     December 31, 2000
--------------------------------------------------------------------------------
          Balanced Portfolio
   contract were unable to meet the terms of its contract or if the value of the foreign currency changes unfavorably. The U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund is determined using forward foreign currency exchange rates supplied by an independent pricing service.
6) TAXES: The Funds are treated as separate entities for U.S. Federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of investment company taxable income and net capital gains (after reduction for any amounts available for U.S. Federal income tax purposes as capital loss carryforwards) sufficient to relieve it from all, or substantially all, U.S. Federal income taxes. Accordingly, the Fund paid no U.S. Federal income taxes and no provision for U.S. Federal income taxes was required.
7) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Income dividends and distributions from net realized capital gains, if any, are normally distributed in February. Income dividends and capital gain distributions to shareholders are recorded on the ex-dividend date. To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains.
      The Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.
8) FOREIGN TAXES: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.
9) ORGANIZATION EXPENSES: Organization expenses incurred by the Fund were fully amortized as of December 31, 2000.
10) EXPENSE ALLOCATION: Expenses directly attributable to a fund are charged to that fund. Expenses not directly attributed to a fund are allocated, on the basis of relative net assets, to each of the Funds.
11) SECURITY LENDING: Securities loans involve certain risks in the event a borrower should fail financially, including delays or inability to recover the lent securities or foreclose against the collateral. The investment manager, under the general supervision of the Trust's Board of Trustees, monitors the creditworthiness of the parties to whom the Fund makes security loans. The Fund will not lend securities on which covered call options have been written, or lend securities on terms which would prevent investors from qualifying as a regulated investment company. The Fund entered into a Securities Lending Agreement with Morgan Stanley & Co. Incorporated ("Morgan"). The Fund receives cash collateral equal to at least 100% of the current market value of the loaned securities. The Fund invests the cash collateral in the N&B Securities Lending Quality Fund, LLC ("investment vehicle"), which is managed by State Street Bank and Trust Company ("State Street") pursuant to guidelines approved by the Trust's investment manager. Income earned on the investment vehicle is paid to Morgan monthly. The Fund receives a

Neuberger Berman Advisers Management Trust                     December 31, 2000
--------------------------------------------------------------------------------
          Balanced Portfolio
   fee, payable monthly, negotiated by the Fund and Morgan, based on the number and duration of the lending transactions. At December 31, 2000, the value of the securities loaned and the value of the collateral were $3,717,874 and $3,792,261, respectively.
12) REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements with institutions that the Fund's investment manager has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.
13) INCOME RECOGNITION: In November 2000 the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000 and will require investment companies to amortize premiums and discounts on fixed income securities. The Fund currently does not amortize premiums on fixed income securities. Upon adoption, the Fund will be required to record a cumulative effect adjustment to reflect the amortization of premiums. The adjustment will reduce net investment income and increase unrealized appreciation on securities and therefore will not impact total net assets. At this time, the Fund has not completed its analysis of the impact of this accounting change.

NOTE B -- MANAGEMENT FEES, ADMINISTRATION FEES, DISTRIBUTION ARRANGEMENTS, AND
          OTHER TRANSACTIONS WITH AFFILIATES:
   Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies and are also offered directly to qualified pension and retirement plans.
   The Fund retains Neuberger Berman Management Inc. ("Management") as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, and 0.425% of average daily net assets in excess of $1.5 billion.
   The Fund retains Management as its administrator under an Administration Agreement ("Agreement"). Pursuant to this Agreement the Fund pays Management an administration fee at the annual rate of 0.30% of the Fund's average daily net assets.
   Effective May 1, 1995, the trustees of the Trust adopted a non-fee distribution plan for each series of the Trust.
   Management has contractually undertaken through April 30, 2001 to reimburse the Fund for its operating expenses (excluding the fees payable to Management, interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs) which exceed, in the aggregate, 1.00% per annum of the Fund's average daily net assets. For the year ended December 31, 2000, no reimbursement to the Fund was required.
   Management and Neuberger Berman, LLC ("Neuberger"), a member firm of The New York Stock Exchange and sub-adviser to the Fund, are wholly owned subsidiaries of Neuberger Berman Inc., a publicly held company.

Neuberger Berman Advisers Management Trust                     December 31, 2000
--------------------------------------------------------------------------------
          Balanced Portfolio
Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or trustees of the Trust are also employees of Neuberger and/or Management.
   The Fund has an expense offset arrangement in connection with its custodian contract. The impact of this arrangement reflected in the Statement of Operations under the caption Custodian fees, was a reduction of $2,177.

NOTE C -- SECURITIES TRANSACTIONS:
   During the year ended December 31, 2000, there were purchase and sale transactions (excluding short-term securities, financial futures contracts, and forward foreign currency contracts) of $197,921,173 and $201,779,644, respectively.
   During the year ended December 31, 2000, the Fund had entered into various contracts to deliver currencies at specified future dates. At December 31, 2000, there were no open contracts.
   During the year ended December 31, 2000, brokerage commissions on securities transactions amounted to $92,107, of which Neuberger received $22,174, and other brokers received $69,933.

NOTE D -- LINE OF CREDIT:
   At December 31, 2000, the Fund was a holder of a single committed, unsecured $200,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.10% per annum of the available line of credit is charged, of which the Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. No compensating balance is required. Other investment companies managed by Management also participate in this line of credit on the same terms. Because several investment companies participate, there is no assurance that the Fund will have access to the entire $200,000,000 at any particular time. The Fund had no loans outstanding pursuant to this line of credit at December 31, 2000, nor had the Fund utilized this line of credit at any time prior to that date.

FINANCIAL HIGHLIGHTS
Neuberger Berman Advisers Management Trust
--------------------------------------------------------------------------------
          Balanced Portfolio(1)
   The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements.(2)

                                                          Year Ended December 31,
                                              2000       1999       1998       1997       1996
                                             --------------------------------------------------
Net Asset Value, Beginning of Year           $ 20.89    $ 16.34    $ 17.80    $ 15.92    $17.52
                                             --------------------------------------------------
Income From Investment Operations
    Net Investment Income                        .30        .26        .29        .36       .34
    Net Gains or Losses on Securities
 (both realized and unrealized)                 (.61)      4.96       1.62       2.59       .75
                                             --------------------------------------------------
      Total From Investment Operations          (.31)      5.22       1.91       2.95      1.09
                                             --------------------------------------------------
Less Distributions
    Dividends (from net investment
 income)                                        (.37)      (.27)      (.42)      (.30)     (.41)
    Distributions (from net capital
 gains)                                        (2.93)      (.40)     (2.95)      (.77)    (2.28)
                                             --------------------------------------------------
      Total Distributions                      (3.30)      (.67)     (3.37)     (1.07)    (2.69)
                                             --------------------------------------------------
Net Asset Value, End of Year                 $ 17.28    $ 20.89    $ 16.34    $ 17.80    $15.92
                                             --------------------------------------------------
Total Return(3)                                -4.55%    +33.56%    +12.18%    +19.45%    +6.89%
                                             --------------------------------------------------
Ratios/Supplemental Data
    Net Assets, End of Year (in
 millions)                                   $ 147.6    $ 165.3    $ 177.6    $ 161.9    $173.2
                                             --------------------------------------------------
    Ratio of Gross Expenses to Average
 Net Assets(4)                                   .99%      1.02%      1.03%      1.04%     1.09%
                                             --------------------------------------------------
    Ratio of Net Expenses to Average Net
 Assets                                          .99%      1.02%      1.03%      1.04%     1.09%
                                             --------------------------------------------------
    Ratio of Net Investment Income to
 Average Net Assets                             1.49%      1.60%      1.84%      2.07%     1.84%
                                             --------------------------------------------------
    Portfolio Turnover Rate                      124%       121%        71%       103%       87%
                                             --------------------------------------------------

 SEE NOTES TO FINANCIAL HIGHLIGHTS

NOTES TO FINANCIAL HIGHLIGHTS
Neuberger Berman Advisers Management Trust                     December 31, 2000
--------------------------------------------------------------------------------
          Balanced Portfolio
1) The per share amounts and ratios which are shown reflect income and expenses, including the Fund's proportionate share of AMT Balanced Investment's income and expenses under the prior master/feeder fund structure.
2) The per share amounts which are shown have been computed based on the average number of shares outstanding during each fiscal period.
3) Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown. Qualified Plans that are direct shareholders of the Fund are not affected by insurance charges and related expenses.
4) The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

REPORT OF ERNST & YOUNG LLP,
INDEPENDENT AUDITORS

To the Board of Trustees of
Neuberger Berman Advisers Management Trust and
Shareholders of Balanced Portfolio

   We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Balanced Portfolio, one of the series constituting the Neuberger Berman Advisers Management Trust (the "Trust"), as of December 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Balanced Portfolio of Neuberger Berman Advisers Management Trust at
December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                                           /s/ ERNST & YOUNG LLP

Boston, Massachusetts
February 1, 2001